SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ----------------

    Date of Report (Date of Earliest Event Reported) December 15, 1999
                                                    --------------------

                                F&M BANCORP

             (Exact Name of Registrant as Specified in Charter)
          ----------------------------------------------------------

       MARYLAND                       0-12638                 52-1316473
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NO.)

            110 Thomas Johnson Drive, Frederick, Maryland 21702
           -----------------------------------------------------
            (Address of Principal Executive Offices)  (Zip Code)



    (Registrant's Telephone Number, Including Area Code) (301) 694-4000
                                                         ---------------


ITEM 5.     OTHER EVENTS

            On December 15, 1999, F&M Bancorp, a Maryland corporation ("F&M"), issued a press release announcing the approval of the merger of Patapsco Valley Bancshares, Inc., a Maryland corporation ("Patapsco Valley"), with and into F&M by the requisite vote of the stockholders of Patapsco Valley and the anticipated closing date of December 30, 1999 for the merger. The merger of F&M and Patapsco Valley remains subject to the satisfaction of other terms and conditions of the Agreement and Plan of Merger. Assuming satisfaction all of such terms and conditions, the parties will complete the merger on December 30, 1999. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.


ITEM 7.     FINANCIAL STATEMENT AND EXHIBITS

(c)   Exhibits

            99.1   Press Release issued by F&M Bancorp on December 15, 1999.



                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          F&M BANCORP



                                          By: /s/  Gordon M. Cooley
                                              --------------------------
                                          Name:  Gordon M. Cooley
                                          Title: Secretary and General Counsel




Date: December 15, 1999




                               EXHIBIT INDEX



Exhibit
Number      Description
------      -----------

99.1        Press Release issued by F&M Bancorp on December 15, 1999.